SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 24, 2006
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                                NT HOLDING CORP.
               (Exact name of registrant as specified in Charter)

             NEVADA                       000-15303              73-1215433
(State or other jurisdiction of     (Commission File No.)      (IRS Employee
 incorporation or organization)                              Identification No.)


                        8th Floor, No. 211 Johnston Road
                               Wanchai, Hong Kong
                    (Address of Principal Executive Offices)

                                  852-9188-2864
                            (Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

As approved by the Registranti-s Board of Directors, on February 24, 2006, the accounting firm of Child, Van Wagoner & Bradshaw, PLLC, was engaged to take over the audit responsibilities from Madsen & Associates CPAs, Inc.; and Madsen & Associates CPAs, Inc. was dismissed on that same date.

During Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Child, Van Wagoner & Bradshaw, PLLC, Registrant (or someone on its behalf) has not consulted with, Child, Van Wagoner & Bradshaw, PLLC, or any other auditor, regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

During Registrant's two most recent fiscal years and the subsequent interim period through the date of dismissal, Registrant has not had any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountants' satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

During the Registranti-s two most recent fiscal years, Registrant had no recurring revenues from existing operations with losses from prior operations, a working capital deficit and an accumulated deficit that raised and resulted in the former accountants qualifying their opinion to indicate that this raised substantial doubt about Registrant's ability to continue as a going concern. Registrant's plans as to these matters were described in Note 1 to the financial statements and the consolidated financial statements did not include any adjustments that might result from the outcome of said uncertainty. The reports of the Registranti-s former accountants relating to such periods do not include any adverse opinion or disclaimer of opinion, nor were such reports modified as to uncertainty, audit scope, or accounting principles.

Registrant has provided the information required to comply with Item 304(a)(3) of Regulation S-B as an exhibit to this Form 8-K.

The Registrant provided Madsen & Associates CPAs, Inc. with a copy of this disclosure and requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Madsen & Associates CPAs, Inc.'s letter of February 24, 2006, is filed as Exhibit 16 to this Current Report on Form 8-K.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
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Exhibit 16.       Letter to the Securities and Exchange Commission from Madsen &
                  Associates, CPAs, Inc. dated February 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2006            NT HOLDING CORP.


                           /s/ Chun Ka Tsun
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                           By: Chun Ka Tsun
                           Its: Chief Executive Officer and Director